UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2024

SENTIENT BRANDS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

 (Former Name of Registrant)

Nevada	001-34861	86-3765910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

590 Madison Avenue, 21st Floor

New York, New York 10022

(Address of principal executive offices) (zip code)

646-202-2897

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No.1 to Current Report on Form 8-K/A (the “Form 8-K/A”) amends the Current Report on Form 8-K of Sentient Brands Holdings Inc., a Nevada corporation (the “Company”), filed with the U.S. Securities Exchange Commission (“SEC”) on September 9, 2024 (the “Initial Form 8-K”), in which the Company reported, among other details, the execution of the Exchange Agreement (as defined below) and the related date of Closing (as defined below) of the Share Exchange (as defined below). The Company is filing this Form 8-K/A solely to disclose the extension of the date of Closing of the Share Exchange.

Item 1.01 Entry Into A Material Definitive Agreement

As previously disclosed in the Initial Form 8-K, on September 3, 2024, the Company entered into a Share Exchange Agreement (the “Exchange Agreement”) with AIG, F&B, Inc., a Nevada corporation (“AIG”), and the owners (the “AIG Shareholders”) of 100% of the issued and outstanding shares of common stock of AIG (collectively, the “AIG Shares”), pursuant to which, upon the Closing (as defined below), the Company will acquire the AIG Shares from the AIG Shareholders in exchange for shares of common stock of the Company (the “Acquisition Shares”), which such Acquisition Shares will be issued by the Company to the AIG Shareholders in accordance with an earnout schedule as set forth in the Exchange Agreement (the “Share Exchange”) and disclosed in the Initial Form 8-K. The closing of the Share Exchange (the “Closing”) was originally to take place on or before November 1, 2024 (the “Original Outside Closing Date”). As previously disclosed in the Company’s Form 10-Q Quarterly Report filed with the SEC on November 19, 2024, effective November 1, 2024, the parties amended the Exchange Agreement to extend the Original Outside Closing Date to December 31, 2024 (the “Outside Closing Date”). Effective December 31, 2024, the parties amended the Exchange Agreement to extend the Outside Closing Date to January 31, 2025 (the “Extended Outside Closing Date”).

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Form 8-K/A. Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

In the event the Closing is consummated on or before the Extended Outside Closing Date, the Acquisition Shares to be issued as part of the Share Exchange will be issued pursuant to exemptions from registration provided by Section 4(a)(2) and/or Regulation D of the 1933 Securities Act, as amended.

The representations, warranties and covenants contained in the Exchange Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Exchange Agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Exchange Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Exchange Agreement, and not to provide investors with any other factual information regarding the Company, AIG or either of their businesses, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Forward-Looking Statements

This Form 8-K/A includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, the risks and uncertainties indicated from time to time in the Company’s filings with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

10.1	Share Exchange Agreement by and between Sentient Brands Holdings Inc., AIG-F&B, Inc., and the owners of the AIG Shares (as defined therein) dated September 3, 2024 (Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on September 9, 2024)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTIENT BRANDS HOLDINGS INC.

Date: January 7, 2025	By:	/s/ Dante Jones
Dante Jones
Interim Chief Executive Officer